LUTHERAN BROTHERHOOD VARIABLE
                       INSURANCE PRODUCTS COMPANY

                    LBVIP VARIABLE INSURANCE ACCOUNT I

                         POWER OF ATTORNEY OF
                        DIRECTORS AND OFFICERS

      KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY, a Minnesota corporation (the "Company"), the Depositor of LBVIP VARIABLE INSURANCE ACCOUNT I, does hereby make, constitute and appoint John C. Bjork, Otis F. Hilbert, and Daniel G. Walseth, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of such Company to a Registration Statement or Registration Statements, on Form S-6 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.


     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of February, 2000.



/s/ Bruce J. Nicholson                    /s/ David W. Angstadt
---------------------------               ----------------------------
Bruce J. Nicholson                        David W. Angstadt
Chairman, President and Chief             Vice President, Chief Marketing
Executive Officer                         Officer and Director


/s/ Rolf F. Bjelland                      /s/ Randall L. Boushek
---------------------------               ----------------------------
Rolf F. Bjelland                          Randall L. Boushek
Vice President and Director               Vice President, Chief Investment
                                          Officer and Director


/s/ Michael E. Loken                      /s/ Jennifer H. Martin
---------------------------               ----------------------------
Michael E. Loken                          Jennifer H. Martin
Director                                  Director


/s/ James R. Olson                        /s/ Jerald E. Sourdiff
---------------------------               ----------------------------
James R. Olson                            Jerald E. Sourdiff
Vice President and Director               Vice President, Chief Financial
                                          Officer and Director


/s/ Daniel G. Walseth                     /s/ David K. Stewart
---------------------------               ----------------------------
Daniel G. Walseth                         David K. Stewart
Vice President and Director               Treasurer